                                                                    EXHIBIT 10.5


                                VOTING AGREEMENT

       THIS VOTING AGREEMENT, made this the 20th day of June, 1997, by and among each of the partnerships noted on Exhibit A hereto (each a "Contributing Partnership" and collectively, the "Contributing Partnerships") and each of the persons and entities listed on Exhibit A hereto (each a "Beneficial Holder" and collectively, the "Beneficial Holders"), Jeffrey H. Fisher ("Fisher"), Innkeepers USA Trust, a Maryland real estate investment trust (the "REIT"), Innkeepers USA Limited Partnership, a Virginia limited partnership (the "REIT Partnership") and Rolf E. Ruhfus, as representative of the Beneficial Holders (the "Holder Representative"):

                                   WITNESSETH

       WHEREAS, pursuant to separate Contribution Agreements dated (collectively, the "Contribution Agreements") among Innkeepers USA Limited Partnership (the "REIT Partnership") and each of the Contributing Partnerships, the REIT Partnership will issue as of the date hereof, or will in the future issue, to the Contributing Partnerships cash and units of limited partnership interest ("Units") of the REIT Partnership in exchange for certain hotel properties, all as described in the Contribution Agreements; and

       WHEREAS, the Beneficial Holders are partners of the Contributing Partnerships and may receive Units distributed by the Contributing Partnerships to their respective partners; and

       WHEREAS, the execution and delivery of this Voting Agreement by the parties hereto is a condition to the closing of the transactions contemplated by the respective Contribution Agreements; and

       WHEREAS, pursuant to the terms of one or more Redemption and Registration Rights Agreements between the REIT and the Contributing Partnerships (collectively, the "Registration Rights Agreement"), the Contributing Partnerships and/or the Beneficial Holders shall have the right to cause the REIT Partnership to redeem the Units; and

       WHEREAS, pursuant to the Registration Rights Agreement, the REIT has the right to satisfy the Partnership's redemption obligations with respect to the Units through the issuance to the redeeming party of common shares of beneficial interest, $.01 par value, of the REIT ("Common Shares"); and

       WHEREAS, the REIT's agreement to issue Common Shares to the Contributing Partnership and/or Beneficial Holders upon redemption of Units is conditioned upon the execution and delivery of this Voting Agreement by the parties hereto; and

       WHEREAS, the REIT is the sole shareholder of the sole general partner of the REIT Partnership; and

       WHEREAS, Fisher is the Chairman of the Board, President and Chief Executive Officer of the REIT; and

       WHEREAS, the parties desire to assure the continuity and stability of policy and management of the REIT and the REIT Partnership, and to this end the Contributing Partnerships and the Beneficial Holders desire to set forth herein their agreements with respect to voting on any matters which may be submitted to a vote of security holders of the REIT or the REIT Partnership during the term of this Voting Agreement;

       NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Term. This Voting Agreement shall terminate upon the earliest to occur of: (i) the tenth (10th) anniversary of the date of this Voting Agreement, (ii) the agreement by all of the parties hereto in writing to terminate this Voting Agreement, or (iii) the date on which Fisher is no longer chief executive officer of the REIT.

     2.   Voting.

          a. Subject Shares and Subject Units. The Units issued to the Contributing Partnerships pursuant to the Contribution Agreements, together with any voting securities of the REIT Partnership issued in exchange for or on account of such Units, are herein referred to as the "Subject Units." The total number of Common Shares issuable upon redemption of the Subject Units, together with any voting securities of the REIT issued in exchange for or on account of such Common Shares, whether by way of stock split, stock dividend, distribution or otherwise, are herein referred to as the "Subject Shares." The number of Subject Shares shall not be reduced during the term of this Voting Agreement by any subsequent sale or other disposition by the Contributing Partnerships or any Beneficial Holder of any Common Shares received upon redemption of Subject Units. Notwithstanding anything herein to the contrary, this Voting Agreement shall not apply to any interests in the REIT Partnership or Common Shares issuable upon redemption thereof acquired or received by a Contributing Partnership or Beneficial Holder pursuant to Contribution Agreements dated September 16, 1996 among the REIT Partnership and the DeBoer Affiliated Partnerships, as defined in such agreements (the "DeBoer Units"); provided however, that the terms of this Voting Agreement shall apply to such number of Common Shares acquired by a Contributing Partnership or a Beneficial Holder other than through redemption of the Subject Units or the DeBoer Units which, when taken together with any Common Shares received upon redemption of Subject Units, does not exceed the number of Subject Shares.

               b. Voting of Subject Shares and Subject Units. During the term of this Voting Agreement, each Contributing Partnership and each Beneficial Holder agrees to vote, or to cause to be voted, in accordance with the terms of this Voting Agreement, all the Subject Shares and Subject Units held directly or indirectly by such Contributing Partnership or Beneficial Holder or its Affiliates with respect to all matters submitted to a vote of security holders of the REIT or the REIT Partnership, respectively.

     3. Voting Instructions. Not less than 10 business days prior to the date fixed for voting with respect to any matter submitted to a vote of security holders of the REIT or the REIT Partnership, Fisher shall deliver to the Holder Representative at the address set forth in Section 7, written instructions as to voting with respect to each matter submitted to a vote of such security holders. Each Contributing Partnership and each Beneficial Holder on behalf of itself and any Affiliate (as defined in Section 11) hereby agrees to either (i) deliver to Fisher, prior to the vote on such matter, an irrevocable proxy giving Fisher the sole right to vote all Subject Shares and/or Subject Units held directly or indirectly by such Contributing Partnership or Beneficial Holder or its Affiliates on all matters submitted to the vote of security holders or (ii) attend the meeting of security holders and complete and sign a ballot in accordance with Fisher's written voting instructions. Notwithstanding the foregoing, (a) each Contributing Partnership and Beneficial Holder may vote in favor of the election of Rolf E. Ruhfus as a trustee of the REIT, if he is nominated by the Board of Trustees of the REIT pursuant to the terms of the Contribution Agreements, or if he is not nominated by the Board of Trustees of the REIT in violation of the terms of the Contribution Agreements, regardless of Fisher's written instructions, and (b) if Fisher fails to deliver voting instructions to the Holder Representative at least 10 days prior to any date fixed for voting, as set forth in the first sentence of this Section 3, each Contributing Partnership and each Beneficial Owner shall be free to vote the Subject Shares or Subject Units on such date in their discretion, but only as to the matters voted upon by security holders on such date. In the event of the death or incapacity of the Holder Representative, the successor Holder Representative shall be designated in writing to the REIT by the Contributing Partnerships or Beneficial Holders then owning a majority of the Subject Units and Subject Shares. If no substitute Holder Representative is so designated within five (5) business days following the date of such death or incapacity, the Contributing Partnership or Beneficial Holder then owning the largest number of Subject Shares or Subject Units, as then reflected on the books and records of the REIT Partnership or the transfer agent for the Common Shares, as the case may be, shall be the successor Holder Representative. The REIT and the REIT Partnership shall be entitled to rely on any Holder Representative and all voting instructions delivered to any Holder Representative hereunder shall be binding upon the Contributing Partnerships and Beneficial Holders.

     4. Agreement Not to Engage in Certain Activities. Each Contributing Partnership and each Beneficial Holder agrees that during the term of this Voting Agreement, without the prior written consent of the REIT, such Contributing Partnership and Beneficial Holder will not, and will cause such Contributing Partnership's and Beneficial Holder's Affiliates (as defined in
Section 11) not to:

          a. form, join or in any way participate in a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 with respect to Common Shares or Units, other than pursuant to this Voting Agreement;

          b. "solicit" proxies with respect to Common Shares or Units under any circumstance; or become a "participant" by taking a position contrary to that of the Board of Trustees of the REIT or the general partner of the REIT Partnership in any contest relating to the election of trustees of the REIT or any other matters submitted to security holders of the REIT or the REIT Partnership at any meeting or in connection with any written consent in lieu of a meeting; a Contributing Partnership or Beneficial Holder shall be deemed to "solicit" or to be such a "participant" if he counsels or advises or otherwise provides assistance to any person who undertakes or makes such a "solicitation" or is such a "participant;"

          c. deposit any Subject Shares or Subject Units in a voting trust, or subject any Subject Shares or Subject Units to a voting or similar agreement, other than this Voting Agreement or any amendment hereto agreed to by the parties;

          d. directly or indirectly offer, sell, transfer, pledge or otherwise dispose of or encumber any Subject Shares or Subject Units other than:

               (1) in accordance with the Registration Rights Agreement, sales of Subject Shares pursuant to an underwritten distribution to the public registered under applicable securities laws;

                (2) sales of Common Shares to non-Affiliates pursuant to brokers' transactions as defined in Rule 144 of the General Rules and Regulations under the Securities Act of 1933 as amended;

                (3) in accordance with the Contribution Agreements and the Second Amended and Restated Agreement of Limited Partnership of the REIT Partnership (the "REIT Partnership Agreement"), bona fide pledges of, or the granting of security interests in, Subject Units or Subject Shares to institutional lenders to secure bona fide loans or guarantees, provided that the lenders acknowledge in writing receipt of a copy of this Voting Agreement and agree in writing that any Subject Units or Subject Shares acquired by such lenders upon foreclosure or otherwise shall remain subject to the terms of this Voting Agreement;

                (4) transfers with a bona fide donative intent to a non-Affiliate charitable or educational institution, and, in the case of Subject Units, in accordance with the terms of the REIT Partnership Agreement;

                (5) in accordance with the Partnership Agreement (with respect to Subject Units), gifts to member of a Beneficial Owner's immediate family or contributions to trusts for the benefit of members of a Beneficial Owner's immediate family or to a living trust or grantor trust where the settlor is trustee, the donee provided that, in each case, the trustee and any other parties reasonably requested by the REIT or the REIT Partnership have taken all steps and executed all documents reasonably requested by the REIT or the REIT Partnership to evidence that any Subject Shares or Subject Units given or contributed shall remain subject to the terms of this Voting Agreement; or

                (6) sales of Subject Shares in a block trade or similar transaction to any person, group or entity approved by the REIT.

           e. initiate, commence or propose, or induce or attempt to induce or give encouragement to any other person to initiate, commence or propose, any tender or exchange offer for any Subject Shares or any "business combination" or acquisition of "Control Shares" (as those terms are defined in Section 3-601 and 3-701, respectively, of the Maryland General Corporation Law, as in effect on the date of this Agreement, and as applicable to Maryland real estate investment trusts.

     5. Certificate Legend. Each certificate representing any securities subject to this Voting Agreement may contain a legend in substantially the following form, provided however, that the failure of any certificate to contain the following legend shall not in any way affect the rights and obligations of the parties hereunder:

             "The securities represented or reflected by this certificate are subject to a Voting Agreement dated __________, 1997, as it may be amended from time to time, a copy of which is on file at the principal office of the issuer of this certificate."

     6. Binding Effect. The terms of this Voting Agreement shall continue to apply to any Subject Shares or Subject Units transferred by any Contributing Partnership to any Beneficial Holder or transferred by any Beneficial Holder to any Affiliate of any Beneficial Holder or to an officer, director, employee, partner, member or shareholder of such an Affiliate.

     7. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by hand, transmitted by facsimile transmission or sent prepaid by international courier at the addresses as designated below. Any notice, request, demand or other communication delivered or sent in the manner aforesaid shall be deemed given or made (as the case may be) when delivered by hand or confirmed by facsimile transmission or, in the case of delivery by courier, when actually delivered to the address of the intended recipient.

                If to the Contributing Partnerships, to the respective addresses set forth opposite their names on Exhibit A.

                If to the Beneficial Holders, to the respective addresses set forth opposite their names on Exhibit A.

                If to the Holder Representative, to the address set forth opposite his name on Exhibit A.

                If to the REIT:

                INNKEEPERS USA TRUST
                306 Royal Poinciana Way
                Palm Beach, FL 33480
                Attn:  Mark A. Murphy
                Fax:  (561) 835-0457

                If to the REIT Partnership:

                INNKEEPERS USA LIMITED PARTNERSHIP
                306 Royal Poinciana Way
                Palm Beach, FL 33480
                Attn:  Mark A. Murphy
                Fax:  (561) 835-0457

                If to Fisher:

                Mr. Jeffrey H. Fisher
                c/o Innkeepers USA Trust
                306 Royal Poinciana Way
                Palm Beach, FL 33480
                Fax:  (561) 835-0457

      or to such other address as the intended recipient may have specified in a notice to the other parties. Any party hereto may change its address or designate different or other persons or entities to receive copies by notifying the other parties in a manner described in this paragraph.

     8. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Maryland as it relates to the Subject Shares and the laws of the Commonwealth of Virginia as it relates to the Subject Units.

     9. Notification of Ownership. If requested by the REIT or the REIT Partnership, each Contributing Partnership and Beneficial Holder hereby agrees to notify the REIT in writing within three (3) business days after the date of such request of the number of Common Shares and Units held by such Contributing Partnership or Beneficial Holder or any Affiliate of such Contributing Partnership or Beneficial Holder as of such date. Each Contributing Partnership and Beneficial Holder, on behalf of itself and any Affiliate, hereby agrees with the REIT and the REIT Partnership that it shall be a "non-objecting" beneficial owner of Common Shares and Units and hereby irrevocably consents to the disclosure to the REIT and the REIT Partnership by any broker or other intermediary of the number of Common Shares and Units held by such broker or intermediary as nominee for such Contributing Partnership or Beneficial Holder or any Affiliate. Each Contributing Partnership and Beneficial Holder further agrees upon request of the REIT or the REIT Partnership to execute such documents from time to time as may be necessary or desirable to further evidence such Contributing Partnership's or Beneficial Holder's status as a non-objecting beneficial owner and consent to disclosure to the REIT and the REIT Partnership of such party's or such party's Affiliates' beneficial ownership of Common Shares or Units.

     10. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any of the provisions of this Voting Agreement were not performed in accordance with the terms hereof and that money damages will not be an adequate remedy for breach of the terms of this Voting Agreement and agrees that Fisher, the REIT and the REIT Partnership shall be entitled to specific performance of the terms hereof, in addition to any other remedy any such party may have at law or equity.

     11. Definition of Affiliate. For purposes of this Voting Agreement, the term "Affiliate" shall mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, five percent (5%) or more of the outstanding capital shares, shares or equity interests of such person, or (c) any officer, director, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, limited liability partnerships, share companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests or by contract, other legal relationship or otherwise.

     12. Other Agreements. Except as specifically set forth herein, this Voting Agreement shall not affect the rights and obligations of the parties pursuant to the Contribution Agreements and the Registration Rights Agreement.

     13. Counterparts. This Voting Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same Voting Agreement.

     14. Further Assurances. Subject to the other provisions of this Voting Agreement, the parties hereto shall use their good faith efforts to perform their respective obligations hereunder and to take, or cause to be taken or do, or cause to be done, all things necessary to satisfy all obligations of the parties under this Voting Agreement, including the execution and delivery of such additional documents or instruments as any party may reasonably request to further evidence the agreement of the parties hereunder.

     15. Severability. In the event that any court of competent jurisdiction shall determine that any provision of this Voting Agreement is invalid, such determination shall not affect the validity of any other provision of this Voting Agreement, which shall remain in full force and effect and which shall be construed as valid under applicable law.

     16. Waiver. No waiver by any party of such party's rights or any breach by any other party of any term herein shall be deemed or construed as a further or continuing waiver of such rights or of any other breach hereunder.

     17. Authority, Binding Effect. Each party hereto represents and warrants to the other parties hereto that it has the full legal right, power and authority to execute this Voting Agreement, that this Voting Agreement has been duly authorized, executed and delivered on behalf of such party and constitutes a valid and binding agreement of such party enforceable in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date set forth above.

                                       /s/ Jeffrey Fisher
                                       ----------------------------------
                                       Jeffrey H. Fisher


                                       INNKEEPERS USA TRUST, a
                                       Maryland real estate investment trust


                                       By: /s/ Mark Murphy
                                          -------------------------------
                                       Name: Mark A. Murphy
                                            -----------------------------
                                       Title: Secretary
                                             ----------------------------


                                       INNKEEPERS USA LIMITED
                                       PARTNERSHIP


                                       By:  INNKEEPERS FINANCIAL
                                       CORPORATION, its general partner


                                       By: /s/ Mark Murphy
                                          -------------------------------
                                       Name: Mark A. Murphy
                                            -----------------------------
                                       Title: Vice President
                                             ----------------------------

                                       CONTRIBUTING PARTNERSHIPS:

                                       ADDISON SUMMERFIELD ASSOCIATES, L.P.
                                       By: Summerfield Suites Investment
                                           Corporation, general partner


                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  C.F.O.
                                             ----------------------------

                                       ATLANTA CUMBERLAND SIERRA ASSOCIATES,
                                       L.P.
                                       By: Sierra Suites Hotel Corporation,
                                           general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       BELMONT SUMMERFIELD ASSOCIATES, L.P.
                                       By: Summerfield Suites Holding
                                           Corporation, general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       EL SEGUNDO SUMMERFIELD ASSOCIATES, L.P.
                                       By: Summerfield Suites Holding
                                           Corporation, general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       LAS COLINAS SUMMERFIELD ASSOCIATES, L.P.
                                       By: Summerfield Suites Holding
                                           Corporation, general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                  MOUNT LAUREL SUMMERFIELD ASSOCIATES, L.P.

                                  By: Summerfield Suites Realty
                                      Corporation, general partner

                                  By: /s/ Roy R. Baker
                                     -------------------------------
                                  Name: Roy R. Baker
                                       -----------------------------
                                  Title:  CFO
                                        ----------------------------

                                  PHOENIX CAMELBACK SIERRA ASSOCIATES, L.P.

                                  By: Sierra Suites Hotel
                                      Corporation, general partner

                                  By: /s/ Roy R. Baker
                                     -------------------------------
                                  Name: Roy R. Baker
                                       -----------------------------
                                  Title:  CFO
                                        ----------------------------

                                  TINTON FALLS HOTEL ASSOCIATES, L.P.

                                  By: Summerfield Suites Holding
                                      Corporation, general partner

                                  By: /s/ Roy R. Baker
                                     -------------------------------
                                  Name: Roy R. Baker
                                       -----------------------------
                                  Title:  CFO
                                        ----------------------------

                                  WEST HOLLYWOOD SUMMERFIELD ASSOCIATES, L.P.

                                  By: Summerfield Suites Holding
                                      Corporation, general partner

                                  By: /s/ Roy R. Baker
                                     -------------------------------
                                  Name: Roy R. Baker
                                       -----------------------------
                                  Title:  CFO
                                        ----------------------------

                                  SUMMERFIELD SUITES LEASE COMPANY, L.P.

                                  By: Summerfield Suites Lease
                                      Corporation, general partner

                                  By: /s/ Roy R. Baker
                                     -------------------------------
                                  Name: Roy R. Baker
                                       -----------------------------
                                  Title:  CFO
                                        ----------------------------

                                       BANC ONE CAPITAL PARTNERS III, LTD.

                                       By: BOCP Holdings Corporation, its
                                           Manager

                                       By: /s/ Ronald L. Callenone
                                          -------------------------------
                                       Name: Ronald L. Callenone
                                            -----------------------------
                                       Title: Authorized Signer
                                             ----------------------------



                                       BENEFICIAL HOLDERS:

                                       Consolidated Equities Trust

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name:  Roy R. Baker
                                       Title: Trustee


                                       Aquarina Developments, Inc.

                                       By: /s/ Jurgen Lieberwirth
                                          -------------------------------
                                       Name:  Jurgen Lieberwirth
                                       Title:  President

                                       /s/ Tina Gunderson
                                       ----------------------------------
                                       Tina Gunderson


                                       ----------------------------------
                                       Ernst-Wilhelm Contzen


                                       ----------------------------------
                                       Paul Cremer


                                       B. Anthony B. Isaac Revocable Trust

                                       By: /s/ Anthony Isaac
                                          -------------------------------
                                       Name: B. Anthony Isaac
                                            -----------------------------
                                       Title:  Trustee
                                             ----------------------------

                                       /s/ Don Marvin
                                       ----------------------------------
                                       Don R. Marvin

                                       /s/ John Morse
                                       ----------------------------------
                                       John R. Morse

                                       /s/ Robert Mossburg
                                       ----------------------------------
                                       Robert Mossburg

                                       Rolf E. Ruhfus Revocable Trust

                                       By:  /s/ Rolf Ruhfus
                                           ------------------------------
                                       Name:  Rolf E. Ruhfus
                                       Title:  Trustee


                                       SIERRA SUITES HOTEL CORPORATION

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       /s/ Edmund Socha
                                       ----------------------------------
                                       Edmund Socha

                                       SUMMERFIELD SUITES HOLDING CORPORATION

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       SUMMERFIELD SUITES REALTY CORPORATION

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       SF HOTEL COMPANY, L.P.

                                       By: Summerfield Hotel Corporation,
                                           general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       SUMMERFIELD SUITES MANAGEMENT
                                       COMPANY, L.P.

                                       By:  Summerfield Suites Management
                                            Corporation, general partner

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       SUMMERFIELD SUITES INVESTMENT
                                       CORPORATION

                                       By: /s/ Roy R. Baker
                                          -------------------------------
                                       Name: Roy R. Baker
                                            -----------------------------
                                       Title:  CFO
                                             ----------------------------

                                       HOLDER REPRESENTATIVE:

                                       /s/ Rolf Ruhfus
                                       ----------------------------------
                                       Rolf E. Ruhfus, as Holder
                                       Representative

                                       /s/ Roy R. Baker
                                       ----------------------------------
                                       Roy R. Baker, as successor Holder
                                       Representative

     Each of the undersigned beneficiaries of the above signed trusts hereby agrees that any Subject Shares or Subject Units distributed by the trusts to the undersigned shall be subject to all of the terms and provisions of this Voting Agreement.

                                           /s/ Rolf E. Ruhfus
                                           ------------------------------------
                                           Rolf E. Ruhfus, sole beneficiary
                                           of the Rolf E. Ruhfus Revocable Trust



                                           /s/ B. Anthony Isaac
                                           ------------------------------------
                                           B. Anthony Isaac, sole beneficiary
                                           of the B. Anthony Isaac Revocable
                                           Trust

                                           /s/ Roy R. Baker
                                           ------------------------------------
                                           Roy R. Baker, sole beneficiary of
                                           Consolidated Equities Trust

















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